Exhibit 99.2
                                                                   ------------



                         SECOND SUPPLEMENTAL INDENTURE

                      (as to 7-3/8% Senior Notes due 2006)

         SECOND SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of June 24, 2004, among HealthSouth Corporation, a Delaware corporation (the "Company"), and Wilmington Trust Company, as successor trustee to National City Bank, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of September 28, 2001, providing for the issuance of an aggregate principal amount of $200,000,000 of 7-3/8% Senior Notes due 2006 (the "2006 Notes") and an aggregate principal amount of $400,000,000 of 8-3/8% Senior Notes due 2011 (the "2011 Notes," and together with the 2006 Notes, the "Notes");

         WHEREAS, the Special Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company to authorize and approve the amendments to the Indenture (the "Proposed Amendments") set forth in this Supplemental Indenture;

         WHEREAS, Section 8.02 of the Indenture provides that the Company and the Trustee may amend the Indenture or the Notes, as to a single maturity or all of the Notes, with the written consent of the Holders of a majority in principal amount of the then outstanding Notes to be affected thereby ("Requisite Consent");

         WHEREAS, this Supplemental Indenture and the Proposed Amendments contemplated herein shall only apply to the 2006 Notes;

         WHEREAS, the Company has distributed Consent Solicitation Statements, dated March 16, 2004 as supplemented and amended on April 29, 2004, May 14, 2004 and June 8, 2004 (as supplemented and amended, the "Solicitation Statements"), and accompanying Consent Forms to the Holders of the 2006 Notes in connection with the Proposed Amendments as described in the Solicitation Statements;

         WHEREAS, the Requisite Consent to the Proposed Amendments to the provisions of the Indenture have been received by the Company and the Trustee and all other conditions precedent, if any, provided for in the Indenture relating to the execution of this Supplemental Indenture have been complied with as of the date hereof; and

         WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Company and all conditions and requirements necessary to make this instrument a valid and binding agreement have been duly performed and complied with;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the 2006 Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. DEFINITIONS.

         (a) Section 1.01 of the Indenture solely as it relates to the 2006 Notes is hereby amended to include the following new definitions:

         "Digital Hospital" means the planned 219-bed acute care hospital located on Highway 280 in Birmingham, Alabama replacement for the HealthSouth Medical Center.

         "Digital Hospital Transaction" means any sale, joint venture, sale leaseback or other related financing transaction involving the Digital Hospital.

         "Fiscal Year" means the twelve month period ending on December 31.

         "Historical Reports" means the Annual Report(s) on Form 10-K containing audited financial statements required to be filed with the Commission for any Fiscal Year ended on or prior to December 31, 2003.

         "Report Date" means the date on which the Company shall deliver the Supplemental Report.

         "Senior Notes" means our 6.875% Senior Notes due 2005, 7.000% Senior Notes due 2008, 8.500% Senior Notes due 2008, 8.375% Senior Notes due 2011 and 7.625% Senior Notes due 2012.

         "Senior Subordinated Notes" means our 10.750% Senior Subordinated Notes due 2008.

         "Supplemental Report" means the Annual Report on Form 10-K for the Fiscal Year ending December 31, 2004, containing audited financial statements required to be filed with the Commission pursuant to the Exchange Act for the Fiscal Year ending on December 31, 2004."

         (b) Section 1.01 of the Indenture solely as it relates to the 2006 Notes is hereby amended to replace the period at the end of the existing definition of "Attributable Indebtedness" with a semicolon and to insert thereafter the following new language:

                  "and provided further, that Attributable Indebtedness incurred in connection with the Digital Hospital Transaction shall be limited to Indebtedness incurred on a recourse basis by the Company or a Subsidiary of the Company (other than a Joint Venture formed for the purpose of owning, running, operating or managing the Digital Hospital) or Indebtedness with respect to which the Company or any such Subsidiary is otherwise liable on a recourse basis."

         (c) Section 1.01 of the Indenture solely as it relates to the 2006 Notes is hereby amended to replace the period at the end of the existing definition of "Refinancing Indebtedness" with a semicolon and to insert thereafter the following new language:

                  "and provided further that: so long as (y) the Company designates such Indebtedness as Refinancing Indebtedness and (z) the net proceeds of such Refinancing Indebtedness are not used for any purpose other than refinancing existing indebtedness or a repayment of revolving Bank Debt, such Indebtedness shall constitute Refinancing Indebtedness notwithstanding that it is not immediately applied to the refunding, refinancing, repurchase or extension of other Indebtedness."

         (d) Section 1.01 of the Indenture solely as it relates to the 2006 Notes is hereby amended to delete the "and" at the end of existing clause (iv) of the existing definition of "Permitted Investments", to replace the period at the end of the existing clause (v) with a semicolon and to insert thereafter the following new clause (vi):

            "and (vi) any Investment arising from the transfer of assets made pursuant to the Digital Hospital Transaction."

         3. REPORTS. Section 4.02 of the Indenture solely as it relates to the 2006 Notes is hereby amended by deleting the section in its entirety and replacing it with the following:

         "From and after the Report Date and for all periods ending on or after December 31, 2005, whether or not required by the rules and regulations of the Commission, so long as any Notes are outstanding, the Company shall file with the Commission, to the extent such filings are accepted by the Commission, and shall furnish (within 15 days after such filing) to the Trustee and to the Holders all quarterly and annual reports and other information, documents and reports that would be required to be filed with the Commission pursuant to Section 13 of the Exchange Act if the Company were required to file under such section. In addition to the foregoing, the Company shall file the Historical Reports with the Commission on or prior to June 30, 2005 and the Supplemental Report on or prior to December 31, 2005. The Company shall also furnish to the Trustee and to the Holders all other quarterly and annual reports and other information, documents and reports required to be filed with the Commission promptly after such reports and other information and documents are filed with the Commission. In addition, the Company shall make such information available to prospective purchasers of the Notes, securities analysts and broker-dealers who request it in writing. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates)."

         4. LIMITATION ON EXISTING INDEBTEDNESS AND SUBSIDIARY PREFERRED STOCK.
Section 4.11(b) of the Indenture solely as it relates to the 2006 Notes is hereby amended to delete the "and" at the end of existing clause (v) and to replace the existing clause (vi) with the following new clauses (vi) and (vii):

         "(vi) the Company may incur Indebtedness consisting of Bank Debt in an aggregate principal amount at any time outstanding not to exceed $750,000,000; and (vii) the Subsidiaries of the Company may incur Indebtedness, including all Refinancing Indebtedness incurred in exchange for, or the net proceeds of which are applied to refund, refinance or extend, any Indebtedness incurred pursuant to this clause
         (vii), in an aggregate principal amount at any time outstanding not to exceed $250,000,000, in addition to Existing Indebtedness and other Indebtedness permitted to be incurred by Subsidiaries of the Company pursuant to the foregoing clauses (ii) - (vi)."

         5. EVENTS OF DEFAULT.

         (a) Section 6.01(e) of the Indenture solely as it relates to the 2006 Notes is hereby amended to insert the following new language immediately following the semicolon at the end of existing Section 6.01(e):

                  "provided however, that from and after the date upon which this Supplemental Indenture becomes effective in accordance with the terms of the Indenture, any such acceleration by holders of our Senior Notes or Senior Subordinated Notes shall not constitute an Event of Default under this Section 6.01(e) solely as it relates to the 2006 Notes until (i) the trustee or the requisite number of registered holders of such indebtedness have made a demand for payment to the Company and (ii) the trustee or the requisite number of registered holders of such indebtedness have obtained a judgment from a court of competent jurisdiction ordering the Company to pay all amounts owing under such other series of our Senior Notes or Senior Subordinated Notes, as the case may be, that has effectively accelerated such indebtedness in accordance with the terms of the applicable indenture;"

         (b) Section 6.01 of the Indenture solely as it relates to the 2006 Notes is hereby amended to delete the word "or" from the end of existing paragraph (f), to replace the period at the end of existing paragraph (g) with a semi-colon and to include the following new paragraphs (h) and (i):

          "(h) the Company shall fail to file the Historical Reports with the Commission on or prior to June 30, 2005; or

           (i) the Report Date does not occur on or prior to December 31, 2005."

         6. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

         7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee accepts the trusts created by the Indenture, as amended and supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

         10. RATIFICATION OF INDENTURE; SUPPLEMENTAL PART OF INDENTURE. Except as specifically amended and supplemented by this Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed. This Supplemental Indenture shall form a part of the Indenture solely with respect to the 2006 Notes for all purposes, and every holder of a 2006 Note heretofore or hereafter authenticated and delivered shall be bound hereby. This Supplemental Indenture shall become effective as of the date hereof at such time as executed counterparts of this Supplemental Indenture have been delivered by each party hereto to the other party hereto; provided, however, that no provision of this Supplemental Indenture shall be effective or binding on the parties hereto unless (i) such provision complies with the Trust Indenture Act and (ii) Holders of the requisite principal amount of 2006 Notes have provided consents (and not thereafter validly revoked such consent) to such provision on or prior to the date hereof.

         11. VALIDITY; ENFORCEABILITY. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         12. THIRD-PARTY BENEFICIARY. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the 2006 Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.


                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of June 24, 2004.

                                       HEALTHSOUTH CORPORATION


                                       By: /s/ Gregory L. Doody
                                           -------------------------------------
                                           Name:  Gregory L. Doody
                                           Title: Executive Vice President
                                                  General Counsel and Secretary




                                       WILMINGTON TRUST COMPANY, AS TRUSTEE


                                       By: /s/ Steve M. Cimalore
                                           -------------------------------------
                                           Name:   Steve M. Cimalore
                                           Title:  Vice President